Exhibit 99.8
TIME WARNER CABLE INC.
290 Harbor Drive
Stamford, CT 06902
October 13, 2006

Comcast Cable Communications Holdings, Inc.	MOC Holdco II, Inc.
1500 Market Street	1201 N. Market Street
Philadelphia, PA 19102-2184	Suite 1405
ATTN: General Counsel	Wilmington, DE 19801

MOC Holdco I, LLC	TWE Holdings II Trust
1201 N. Market Street	c/o Edith E. Holiday
Suite 1405	801 West Street
Wilmington, DE 19801	2nd Floor
Wilmington, DE 19801

TWE Holdings I Trust	Comcast Corporation
c/o Edith E. Holiday	1500 Market Street
801 West Street	Philadelphia, PA 19102-2184
2nd Floor	ATTN: General Counsel
Wilmington, DE 19801
Ladies and Gentlemen:
          Reference is made to that certain Redemption Agreement, dated as of April 20, 2005, as amended from time to time (as amended, the “TWC Redemption Agreement”), by and among Comcast Cable Communications Holdings, Inc., a Delaware corporation (“Comcast Cable”), MOC Holdco II, Inc., a Delaware corporation (“MOC Holdco II”), TWE Holdings II Trust, a Delaware statutory trust (“Comcast II Trust”), Comcast of Arkansas/Florida/Louisiana/Minnesota/Mississippi/Tennessee, Inc. (f/k/a Cable Holdco II Inc.), a Delaware corporation (“Holdco II”), Time Warner Cable Inc., a Delaware corporation (“TWC”), TWE Holding I LLC, a Delaware limited liability company, and, for certain limited purposes, TWE Holdings I Trust, a Delaware statutory trust (“Comcast I Trust”), Comcast Corporation (“Comcast Parent”), a Pennsylvania corporation, and Time Warner Inc., a Delaware corporation (“Time Warner”).
          Reference is also made to that certain Redemption Agreement, dated as of April 20, 2005, as amended from time to time (as amended, the “TWE Redemption Agreement”), by and among Comcast Cable, MOC Holdco I, LLC, a Delaware limited liability company (“MOC Holdco II”), Comcast I Trust, Comcast of Louisiana/Mississippi/Texas, LLC (f/k/a Cable Holdco III LLC), a Delaware limited liability company (“Holdco III”), Time Warner Entertainment Company, L.P., a Delaware limited partnership (“TWE”), and, for certain limited purposes, Comcast Parent, TWC and Time Warner.
          Reference is also made to that certain Letter Agreement, dated as of July 31, 2006, (the “TWC/TWE Redemption Letter Agreement”), by and among Comcast Cable, MOC Holdco I, MOC Holdco II, Comcast I Trust, Comcast II Trust, Holdco II, Holdco III, TWC, TWE, Comcast Parent and Time Warner.
          Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the TWC Redemption Agreement or the TWE Redemption Agreement, as applicable.
          WHEREAS, the Closing under each of the TWC Redemption Agreement and TWE Redemption Agreement took place on July 31, 2006; and
          WHEREAS, the relevant parties hereto desire to amend (1) each of the TWC Redemption Agreement and TWE Redemption Agreement, pursuant to Section 12.5 or Section 13.5, respectively, of such agreement and (2) the TWC/TWE Redemption Letter Agreement.
          NOW, THEREFORE, in consideration of the foregoing:
     A. The relevant parties hereto, intending to be legally bound, hereby agree (on behalf of themselves and their respective Affiliates) that the TWC Redemption Agreement is hereby amended as follows:
          1. The last sentence in Section 2.6(d) of the TWC Redemption Agreement shall be deleted and replaced with the following:
          “As used herein, the term “Closing Adjustment Amount” means the sum of the Subscriber Adjustment Amount and the Closing Net Liabilities Adjustment Amount.”
          2. The words “Final Adjustment Amount” shall be replaced by the words “Final Closing Adjustment Amount” in each of the following sections of the TWC Redemption Agreement:
(a)	the definition of “Permitted Lien” in Section 1.1.

(b)	the final sentence of Section 3.1(a)(i);

(c)	the final sentence of Section 3.1(a)(iii);

(d)	Section 3.1(a)(iv);

(e)	Section 3.1(g)(i);

(f)	the final sentence of Section 3.1(g)(v); and

(g)	Section 3.1(k).
     B. The relevant parties hereto, intending to be legally bound, hereby agree (on behalf of themselves and their respective Affiliates) that the TWE Redemption Agreement is hereby amended as follows:
          1. The last sentence in Section 2.5(d) of the TWE Redemption Agreement shall be deleted and replaced with the following:
          “As used herein, the term “Closing Adjustment Amount” means the sum of the Subscriber Adjustment Amount and the Closing Net Liabilities Adjustment Amount.”
          2. The words “Final Adjustment Amount” shall be replaced by the words “Final Closing Adjustment Amount” in the following sections of the TWE Redemption Agreement:
(a)	the definition of “Permitted Lien” in Section 1.1;

(b)	the final sentence of Section 3.1(a)(i);

(c)	the final sentence of Section 3.1(a)(iii);

(d)	Section 3.1(a)(iv);

(e)	Section 3.1(g)(i);

(f)	the final sentence of Section 3.1(g)(v); and

(g)	Section 3.1(k).
     C. The relevant parties hereto, intending to be legally bound, hereby agree (on behalf of themselves and their respective Affiliates) that the TWC/TWE Redemption Letter Agreement is hereby amended as follows:
          1. The reference in Section A.11 of the TWC/TWE Redemption Letter Agreement to “The penultimate sentence” shall be deleted and replaced with “The fifth sentence”.
          2. The reference in Section B.10 of the TWC/TWE Redemption Letter Agreement to “The penultimate sentence” shall be deleted and replaced with “The fifth sentence”.
          3. The revised clauses (i), (ii) and (iii), set forth Section B.6 of the TWC/TWE Redemption Letter Agreement shall be deemed to be numbered (i), (ii) and (iv) respectively. For the avoidance of doubt, clause (iii) of Section 3.1(l) of the TWE Redemption Agreement was not amended by the TWC/TWE Redemption Letter Agreement and shall remain in full force and effect.

* * * * *
          Except as specifically amended by this Letter Agreement, the TWC Redemption Agreement, the TWE Redemption Agreement and the TWC/TWE Redemption Letter Agreement shall each remain in full force and effect and are hereby ratified and confirmed. This Letter Agreement shall be construed as one with the TWC Redemption Agreement, the TWE Redemption Agreement and the TWC/TWE Redemption Letter Agreement, as applicable, and each of the TWC Redemption Agreement, the TWE Redemption Agreement and the TWC/TWE Redemption Letter Agreement shall, where the context requires and as applicable, be read and construed to incorporate the amendments reflected in this Letter Agreement.
          This Letter Agreement shall be governed by and construed in accordance with the TWC Redemption Agreement, the TWE Redemption Agreement and the TWC/TWE Redemption Letter Agreement, as applicable.
          Any amendment of this Letter Agreement must be in writing. This Letter Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, and all of which, when taken together, shall constitute one agreement. Each party hereto confirms that any facsimile copy of such party’s executed counterpart of this Letter Agreement (or its signature page thereof) shall be deemed to be an executed original thereof.
          THE VALIDITY, PERFORMANCE, AND ENFORCEMENT OF THIS LETTER AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

          IN WITNESS WHEREOF, each of the undersigned has executed this Letter Agreement as of the day and year first above written.

COMCAST CABLE COMMUNICATIONS HOLDINGS, INC.
By:	/s/ Robert S. Pick
	Name:	Robert S. Pick
	Title:	Senior Vice President

MOC HOLDCO I, LLC
By:	/s/ James P. McCue
	Name:	James P. McCue
	Title:	President

MOC HOLDCO II, INC.
By:	/s/ James P. McCue
	Name:	James P. McCue
	Title:	President

TWE HOLDINGS I TRUST
By:	/s/ Edith E. Holiday
	Name:	Edith E. Holiday, solely in her
capacity as Operating Trustee

TWE HOLDINGS II TRUST
By:	/s/ Edith E. Holiday
	Name:	Edith E. Holiday, solely in her
capacity as Operating Trustee

COMCAST OF ARKANSAS/FLORIDA/ LOUISIANA/MINNESOTA/ MISSISSIPPI/TENNESSEE, INC.
By:	/s/ Robert S. Pick
	Name:	Robert S. Pick
	Title:	Senior Vice President

COMCAST OF LOUISIANA/ MISSISSIPPI/TEXAS, LLC
By:	/s/ Robert S. Pick
	Name:	Robert S. Pick
	Title:	Senior Vice President

TIME WARNER CABLE INC.
By:	/s/ David E. O’Hayre
	Name:	David E. O’Hayre
	Title:	EVP, Investments

TIME WARNER ENTERTAINMENT COMPANY, L.P.
By:	/s/ David E. O’Hayre
	Name:	David E. O’Hayre
	Title:	EVP, Investments

COMCAST CORPORATION
By:	/s/ Robert S. Pick
	Name:	Robert S. Pick
	Title:	Senior Vice President

TIME WARNER INC.
By:	/s/ Michael Del Nin
	Name:	Michael Del Nin
	Title:	Senior Vice President